                           SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                 Act of 1934
                               (Amendment No.)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 VERSAR, INC.
 ...............................................................................
               (Name of Registrant as Specified In Its Charter)


 ...............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                1) Title of each class of securities to which transaction
                   applies:



 ...............................................................................
                2) Aggregate number of securities to which transaction applies:



                ...............................................................
                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



                ...............................................................
                4) Proposed maximum aggregate value of transaction:


                ...............................................................
                5) Total fee paid:


                ...............................................................
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)  Amount Previously Paid:

                ...............................................................

                2)  Form, Schedule or Registration No.:

                ...............................................................

                3)  Filing Party:

                ...............................................................

                4)  Date Filed:

                ...............................................................

                              [VERSAR INC. LOGO]

Dear Stockholder:

     You are cordially invited to attend Versar, Inc.'s Annual Meeting of Stockholders to be held at our offices, 6850 Versar Center, Springfield, Virginia 22151, on Thursday, November 14, 1996, at 10:15 a.m. local time.

     The matters scheduled for consideration at the meeting are the election of directors and other matters described in the enclosed Proxy Statement. We will also report to you on Versar's condition and performance, and you will have the opportunity to question management on matters that affect the interests of all Stockholders.

     You can reach the offices of Versar by car, from either I-395 or I-495. From I-395: exit Edsall Road West to Backlick Road; left (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center. From I-495: exit Braddock Road East to Backlick Road; right (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center.

     The Stockholders' interest in the affairs of Versar is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POSTPAID ENVELOPE PROVIDED. Sending in your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

                                          Sincerely yours,



                                          /s/ BENJAMIN M. RAWLS
                                          ------------------------------------
                                          Benjamin M. Rawls
                                          Chairman and Chief Executive Officer
October 18, 1996

                              [VERSAR INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Versar, Inc.

     The Annual Meeting of Stockholders of Versar, Inc. (the "Company") will be held at the Company's offices, 6850 Versar Center, Springfield, Virginia 22151, on Thursday, November 14, 1996, at 10:15 A.M. local time for the following purposes:

        1. To elect eight directors to serve until the 1997 Annual Meeting of Stockholders;

        2. To approve the issuance of an additional 600,000 shares of common stock for the Company's contribution to the Company's Employee Savings and Stock Ownership Plan;

        3. To ratify and approve the Versar, Inc., 1996 Stock Option Plan;

        4. To amend Versar, Inc.'s Certificate of Incorporation to increase the number of shares of authorized common stock to 30,000,000 from 10,000,000 and authorize the issuance of 10,000,000 shares of undesignated preferred stock;

        5. To ratify the appointment of Arthur Andersen LLP as independent accountants for fiscal year 1997;

        6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on September 30, 1996, will be entitled to notice of and to vote at the meeting and any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

                                          By Order of the Board of Directors,


                                           /s/ JAMES C. DOBBS
                                          -----------------------------------
                                          James C. Dobbs
                                          Secretary
October 18, 1996

                                IMPORTANT NOTICE

                            YOUR PROXY IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

                              [VERSAR INC. LOGO]

                                  VERSAR, INC.

          ------------------------------------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 14, 1996
          ------------------------------------------------------------

                                    GENERAL

     This Proxy Statement and the enclosed proxy card are being mailed on or about October 18, 1996, to Stockholders ("Stockholders") of Versar, Inc. ("Versar" or the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices at 6850 Versar Center, Springfield, Virginia 22151, on November 14, 1996, and any adjournment thereof. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may vote his or her shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not so revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.

RECORD DATE AND VOTING RIGHTS

     Only holders of record of Versar's common stock, par value $.01 per share ("Common Stock"), at the close of business on September 30, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The number of shares of Common Stock outstanding and entitled to vote as of the Record Date was 5,005,051. Each share of Common Stock is entitled to one vote on all matters of business at the meeting.

     The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the Annual Meeting, then those eight nominees for director listed herein who receive the highest number of votes cast will be elected. On all other matters considered at the meeting, the affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, is required for approval except with respect to Proposal No. 4. The affirmative vote of a majority of shares entitled to be voted with respect to Proposal No. 4 is required for its adoption. The shares of Common Stock represented by a valid proxy which abstains with respect to any matter will be counted in determining the number of votes cast with respect to that matter but will not be counted as an affirmative vote in determining whether the affirmative vote of the requisite number of shares was cast in favor of that matter. Therefore, abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of the votes cast. Abstentions as to the other proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted for purposes of determining approval of any such proposals and will not be counted as votes for or against such proposal.

     Any proxy which is returned by a Stockholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors' nominees and FOR proposals 2, 3, 4, and 5 and in the proxyholders' discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and the nominees for the Board of Directors, as indicated in the accompanying proxy card.

     The cost of preparing, assembling and mailing this material will be borne by Versar. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. It is anticipated that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of common stock entitled to vote at the Annual Meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this connection.

     The Annual Report of the Company for fiscal year 1996 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card were initially mailed in a single envelope to holders of the Common Stock as of the Record Date on or about October 18, 1996.

PRINCIPAL SHAREHOLDERS

     The table below sets forth, as of September 3, 1996, the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

                                                                                       PERCENT
                                                             AMOUNT AND NATURE            OF
                                                               OF BENEFICIAL           CLASS OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP              STOCK

  Dr. Michael Markels, Jr.(1)                                     846,284               16.9%
     6850 Versar Center
     Springfield, VA 22151
  Dr. Robert L. Durfee(1)                                         675,299               13.2%
     6850 Versar Center
     Springfield, VA 22151
  Versar, Inc., Employee Savings and Stock                        656,967               13.1%
  Ownership Plan(2)

---------------

(1) For a description of the nature of the beneficial ownership of Drs. Markels and Durfee, see "SECURITY HOLDINGS OF MANAGEMENT". The information with respect to shares of Common Shares held by Drs. Markels and Durfee are based upon filings with the Securities and Exchange Commission.
(2) All of the 656,967 shares of Common Stock held by the Employee Savings and Stock Ownership Plan ("ESSOP") are allocated to individual ESSOP participants' accounts and are voted by those participants. The ESSOP Trustees have investment power over all shares of Common Stock held by the ESSOP. The ESSOP Trustees are Michael Markels, Jr., Benjamin M. Rawls and James C. Dobbs. Each disclaims beneficial ownership of the Common Stock held by the ESSOP. The information with respect to shares of Common Stock held by the ESSOP is based upon filings with the Securities and Exchange Commission and a report by the Company's stock transfer agent.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon copies of reports furnished Versar, the Company believes that all reports required to be filed by persons subject to Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, have been timely filed except that one report on Form 4 by Lawrence W. Sinnott reporting a grant of stock which was required to be filed by July 10, 1996 was filed the next day July 11, 1996.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

     The Board of Directors of the Company recommends the election of the persons named below who will be nominated to serve as directors of Versar until the fiscal year 1997 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The persons named in the accompanying proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee is presently a director of the Company and has served as such for the time indicated opposite his name. If for any reason any of the persons named below should become unavailable to serve, an event that management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board of Directors.

                               SERVED AS
         NAME                  DIRECTOR                   BUSINESS EXPERIENCE AND AGE
-----------------------   -------------------   -----------------------------------------------
Benjamin M. Rawls         1991 to the present   Chairman of the Board of Versar since November
                                                  1993, President and Chief Executive Officer
                                                  of Versar since April 1991; President and
                                                  Chief Executive Officer of Rawls Associates,
                                                  Inc., a management consulting firm, from
                                                  April 1988 to March 1991; President and Chief
                                                  Executive Officer of R-C Holding, Inc., (now
                                                  Air & Water Technologies Corporation) from
                                                  July 1987 to April 1988; Chairman of Metcalf
                                                  & Eddy, Inc., a subsidiary of
                                                  Research-Cottrell, from 1984 to April 1988; a
                                                  director of Sarnia Corporation since 1992.
                                                  Age 55.
Michael Markels, Jr.      1969 to the present   Chairman of the Board, President and Chief
                                                  Executive Officer of Ocean Farming, Inc.
                                                  since 1995; Co- founder of the Company;
                                                  Chairman Emeritus of the Board of Versar;
                                                  retired former Chairman of the Board from
                                                  April 1991 to November 1993; President, Chief
                                                  Executive Officer and Chairman of the Board
                                                  from 1969 to March 1991; a director of Sarnia
                                                  Corporation since 1982. Age 70.
Robert L. Durfee          1969 to the present   Co-founder of the Company; Executive Vice
                                                  President of the Company since 1986 and
                                                  President of GEOMET Technologies, Inc., a
                                                  subsidiary of the Company since 1991. Age 60.

                               SERVED AS
         NAME                  DIRECTOR                   BUSINESS EXPERIENCE AND AGE
-----------------------   -------------------   -----------------------------------------------
M. Lee Rice               1969-1976; 1983 to    Business consultant since 1986; between 1983
                          the present             and 1986, President of the Shipbuilders
                                                  Council of America, the trade association of
                                                  principal shipbuilders and ship repairers;
                                                  between 1972 and 1983, President and Chief
                                                  Executive Officer of Ogden Transportation
                                                  Corporation and director of its parent, Ogden
                                                  Corporation, a diversified manufacturer and
                                                  services company. Age 71.
John P. Horton            1987 to the present   President and Chief Executive Officer of
                                                  Rokalor, Inc., a management consulting firm
                                                  from 1981; Chairman of the Board of Growth
                                                  Financial Corporation from 1986 to 1994; from
                                                  1981 to 1983 Assistant Administrator of the
                                                  United States Environmental Protection Agency
                                                  and director of Madison Bancshares Ltd. Age
                                                  71.
John E. Gray              1992 to the present   Director and President of Integrex System
                                                  Corporation since 1981; Chairman of IEA of
                                                  Japan Co., Ltd., since 1981; between 1985 to
                                                  1990 he was President and Chief Operating
                                                  Officer and Vice Chairman of the Board of
                                                  Directors of ERC International, Inc.,
                                                  Chairman and Chief Executive Officer of ERC
                                                  Environmental and Energy Services Co., Inc.,
                                                  from 1988 to 1990; Age 74.
Charles I. Judkins, Jr.   1992 to the present   President and Chief Executive Officer of Sarnia
                                                  Corporation, the Company's former real estate
                                                  holding company, since June 1994; business
                                                  consultant from June 1993 to present; retired
                                                  former Senior Vice President of Versar from
                                                  August 1992 to May 1993; Senior Vice
                                                  President and Chief Financial Officer of
                                                  Versar from July 1991 to August 1992;
                                                  President of GEOMET Technologies, Inc., a
                                                  subsidiary of the Company from 1986 to 1991;
                                                  Age 65.
Thomas J. Shields         New Nominee           Managing Director of Shields & Company, Inc.,
                                                  an investment banking firm, since 1991;
                                                  Managing Director of Bear, Stearns and Co.,
                                                  Inc. from 1989 to 1991; and a director of
                                                  Seaboard Corporation and Waban Inc. Age 49.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Versar has standing Executive, Audit, Compensation and Nominating Committees.

     The members of the Executive Committee are Mr. Rawls (Chairman), Dr. Markels, Dr. Durfee and Mr. Rice. The primary duty of the Executive Committee is to act in the Board's stead when the Board is not in session, during which time the Committee possesses all the powers of the Board in the management of the business and affairs of the Company, except as otherwise limited by law.

     The Audit Committee, composed exclusively of directors who are not employees of the Company, consists of Messrs. Rice (Chairman), Gray and Judkins. This committee's primary responsibilities are to provide oversight of the Company's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and evaluate the performance of the independent accountants and the Company's financial and accounting personnel.

     The Compensation Committee, the members of which are Dr. Horton (Chairman), Messrs. Shields, Rice and Gray, reviews and adjusts compensation paid to the President of the Company and all executive officers, and administers the Company's Cash Bonus and Stock Option Plans.

     The Nominating Committee, the members of which are Dr. Markels (Chairman), Dr. Durfee, Mr. Rawls and Mr. Gray, develops criteria for Board membership and proposes Board members who meet the criteria for the annual election of directors. The Committee also identifies potential Board members to fill vacancies which may occur between annual stockholder meetings. Stockholders may submit nominees for the Board of Directors in writing to the Committee at the Company's Springfield office no later than June 27, 1997.

BOARD AND COMMITTEE MEETINGS

     During fiscal year 1996, the Board of Directors met five times. The Executive Committee met once. The Audit Committee met five times. The Nominating Committee met once. The Compensation Committee met twice. All directors of the Company attended at least 75% of all meetings of the Board and committees on which they served.

DIRECTORS' COMPENSATION AND CERTAIN TRANSACTIONS

     Directors who are not employees of the Company are paid an annual fee of $3,000 plus an attendance fee of $1,000 for each meeting of the Board and of its committees. Under the Versar 1992 Stock Option Plan, on each anniversary of the effective date of the Plan (November 19) each non-employee director receives 1,000 Non-Qualified Stock Options if he or she has served less than one year as a director or 500 Non-Qualified Stock Options if he or she has served a longer term. The exercise price of such options is the price of the Company's Common Stock on the date the option is granted. If the 1996 Stock Option Plan described in Proposal No. 3 is adopted it will replace the 1992 Stock Option Plan. Under the 1996 Stock Option Plan directors may receive options in the discretion of the administrator of the plan, but no formula grants are provided. The Board of Directors intends to compensate directors with 5,000 stock options for fiscal year 1997. See Proposal No. 3 for a discussion of the 1996 Stock Option Plan.

     On December 29, 1993, Dr. Markels entered into a Retirement Agreement with the Company pursuant to which he received, from January 1, 1994 through February 28, 1996, $90,000 per year as a consultant and for a non-compete agreement which will run through December 28, 1996.

     On July 16, 1993, Dr. Markels entered into a Loan Agreement ("Loan Agreement") with the Company permitting him to borrow from the Company up to $100,000, limited to $25,000 in any one quarter. Dr. Markels is required to pay interest at the same rate as defined in the Company's Revolving Loan and Security Agreement. To secure the loan Dr. Markels is required to pledge Versar Common Stock equal to twice the value of any loan to the Company. All loan amounts must be fully repaid at the end of the Company's fiscal year unless otherwise extended by the Company's Chief Executive Officer. As of September 30, 1996, Dr. Markels was not obligated to the Company under this Loan Agreement. During 1996 there were no outstanding loans under this Loan Agreement.

                        SECURITY HOLDINGS OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of Versar's Common Stock by the Company's directors and each executive officer named in the Summary Compensation Table and the Company's directors and executive officers as a group, as of September 3, 1996.

                                                                      SHARES OF COMMON STOCK
                                                                        BENEFICIALLY OWNED
                                                                        AS OF SEPTEMBER 3,
                         INDIVIDUAL OR GROUP                                 1996(1)

                                                                        NUMBER       PERCENT
    Michael Markels, Jr.(2)                                              846,284       16.9%
    Robert L. Durfee(3)                                                  675,299       13.2%
    Thomas J. Shields                                                          0        *
    M. Lee Rice                                                                0        *
    John P. Horton(4)                                                      8,800        *
    Benjamin M. Rawls(5)                                                 101,014          2%
    Charles I. Judkins, Jr.(6)                                            83,968        1.7%
    John E. Gray                                                          10,000        *
    Thomas S. Rooney(7)                                                  161,871        3.1%
    Lawrence A. White(8)                                                  96,500        1.9%
    Gayaneh Contos(9)                                                    104,336        2.0%
    James C. Dobbs(10)                                                    41,794        *
    All directors and executive officers as a group (13
      persons)(11)                                                     2,181,923       39.8%

---------------
  *  Less than 1%

 (1) For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 3, 1996. With respect to ownership of shares which are held in the ESSOP but allocated to individuals' accounts, the information is current as of September 3, 1996.

 (2) Includes 425,900 shares owned by adult children of Dr. Markels as to which he shares voting and investment power. Includes 300 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 3, 1996. Markels is a Trustee of the ESSOP and as such he has shared investment power over 656,967 shares and shared voting power over 656,967 shares held by the ESSOP, none of which are included in the above table. Dr. Markels disclaims beneficial ownership of the ESSOP shares.

 (3) Includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power. Includes 19,000 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 3, 1996.

 (4) Includes 4,200 shares in a Profit Sharing Plan in which Dr. Horton is the sole beneficiary and over which he has voting power. Includes 2,700 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996.

 (5) Includes 88,000 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 3, 1996. Mr. Rawls is a Trustee of the ESSOP and as such he has shared investment power over 656,967 shares and shared voting power over 656,967 shares held by the ESSOP, none of which are included in the above table. Mr. Rawls disclaims beneficial ownership of the ESSOP shares.

 (6) Includes 20,700 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996.

 (7) Includes 154,000 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996.

 (8) Includes 90,000 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996.

 (9) Includes 55,200 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996.

(10) Includes 36,500 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996. Mr. Dobbs is a Trustee of the ESSOP and as such he has shared investment power over 656,967 shares and shared voting power over 656,967 shares held by the ESSOP, none of which are included in the above table. Mr. Dobbs disclaims beneficial ownership of the ESSOP shares.

(11) Includes 489,300 shares that may be purchased upon the exercise of stock options within 60 days after September 3, 1996. Excludes 656,967 shares held by the ESSOP.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth information on compensation paid by Versar for services rendered in all capacities during the three fiscal years ended June 30, 1996, to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company (collectively the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                ANNUAL COMPENSATION                   COMPENSATION
                                                                                        AWARDS

                                                                                SECURITIES
                                                               OTHER ANNUAL     UNDERLYING
       NAME, PRINCIPAL POSITION,         SALARY      BONUS     COMPENSATION    OPTIONS/SARS     ALL OTHER
            AND FISCAL YEAR                 $          $           $(1)             #          COMPENSATION
  Benjamin M. Rawls
  Chairman of the Board, President
    and Chief Executive Officer
  1996                                   $243,467         0           0           300,000       $12,150(2)
  1995                                    234,896         0           0                 0         8,326(2)
  1994                                    209,365         0           0                 0        10,596(2)
  Thomas S. Rooney
  Executive Vice President
  1996                                   $178,380         0           0           137,500       $11,049(3)
  1995                                    165,518         0           0            12,500         9,919(3)
  1994                                    162,419         0           0            12,500        19,217(3)
  Lawrence A. White
  Executive Vice President
  1996                                   $170,385     4,000           0                 0       $ 8,144(4)
  1995                                    160,000         0           0            20,000         7,460(4)
  1994                                    154,500         0           0            20,000         7,667(4)
  Gayaneh Contos
  Senior Vice President
  1996                                   $163,952   $10,000           0            30,000         9,068(5)
  1995                                    153,296     8,000           0                 0         8,189(5)
  1994                                    151,385         0           0            17,500         8,330(5)
  James C. Dobbs
  Vice President, General Counsel
   and Secretary
  1996                                   $130,166   $ 4,000           0            23,500       $ 6,293(6)
  1995                                    131,462     5,000           0            15,000         5,610(6)
  1994                                    125,000         0           0             3,500        11,749(6)

---------------
(1) No amounts are shown in "Other Annual Compensation" column for fiscal years 1996, 1995 and 1994 because the aggregate amount of any perquisites or other personal benefits for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10 percent of the combined fiscal year 1996, 1995 or 1994 salary and bonus for the Named Executive Officer and the Company does not pay any other type of compensation that would have to be reported under this column.

(2) The amounts shown in this column for Mr. Rawls are comprised of the following: (i) in 1996 a payment of $3,150 for insurance premiums on term life insurance, in 1995 a payment of $2,541 for insurance premiums on term life insurance, and in 1994 payment of $2,202 for insurance premiums on term life insurance; and, (ii) in 1996 a contribution of $9,000 to the Company 401(K) Plan on behalf of Mr. Rawls, in 1995 a contribution of $5,785 to the Company 401(K) Plan on the behalf of Mr. Rawls; and in 1994 a contribution of $8,394 to the Company 401(K) Plan on the behalf of Mr. Rawls.

(3) The amounts shown in this column for Mr. Rooney are comprised of the following: (i) in 1996 a payment of $4,309 for insurance premiums on term life insurance, in 1995 a payment of $4,050 for insurance premiums on term life insurance, and in 1994 a payment of $3,834 for insurance premiums on term life insurance; (ii) in 1996 a contribution of $6,740 to the Company 401(K) Plan on behalf of Mr. Rooney, in 1995 a contribution of $5,869 to the Company 401(K) Plan on the behalf of Mr. Rooney, and in 1994 a contribution of $6,372 to the Company 401(K) Plan on the behalf of Mr. Rooney; and, (iii) in 1994 a payment of $9,211 for moving expenses.

(4) The amounts shown in this column for Mr. White are comprised of the following: (i) in 1996 a payment of $1,675 for insurance premiums on term life insurance, in 1995 a payment of $1,555 for insurance premiums on term life insurance, and in 1994 a payment of $1,487 for insurance premiums on term life insurance; (ii) in 1996 a contribution of $6,469 to the Company 401(K) Plan on behalf of Mr. White, in 1995 a contribution of $5,905 to the Company 401(K) Plan on the behalf of Mr. White, and in 1994 a contribution of $6,180 to the Company 401(K) Plan on the behalf of Mr. White.

(5) The amounts shown in this column for Mrs. Contos are comprised of the following: (i) in 1996 a payment of $2,915 for insurance premiums on term life insurance, in 1995 a payment of $2,304 for insurance premiums on term life insurance, and in 1994 a payment of $2,275 for insurance premiums on term life insurance; and (ii) in 1996 a contribution of $6,153 the Company 401(K) Plan on behalf of Mrs. Contos, in 1995 a contribution of $5,885 to the Company 401(K) Plan on the behalf of Mrs. Contos, and in 1994 a contribution of $6,055 to the Company 401(K) Plan on the behalf of Mrs. Contos.

(6) The amounts shown in this column for Mr. Dobbs are comprised of the following: (i) in 1996 a payment of $1,249 for life insurance premiums on term life insurance, in 1995 a payment of $1,210 for insurance premiums on term life insurance, and in 1994 a payment of $914 for insurance premiums on term life insurance; (ii) in 1996 a contribution of $5,044 to the Company 401(K) Plan on behalf of Mr. Dobbs, and in 1995 a contribution of $4,400 to the Company 401(K) Plan on behalf of Mr. Dobbs; and, (iii) in 1994 a payment of $10,835 in moving expenses.

     The following tables set forth certain information with respect to stock options (i) granted to the Named Executive Officers and (ii) exercised under the Company's 1992 Stock Option Plan during the fiscal year ended June 30, 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZED
                                                                                                  VALUE AT
                                                                                               ASSUMED ANNUAL
                                                                                               RATES OF STOCK
                                                                                             PRICE APPRECIATION
                                              INDIVIDUAL GRANTS                              FOR OPTION TERM(4)

         (a)                (b)                 (c)               (d)             (e)          (f)        (g)
                         NUMBER OF          % OF TOTAL
                         SECURITIES       OPTIONS GRANTED     EXERCISE OR
                     UNDERLYING OPTIONS   TO EMPLOYEES IN      BASE PRICE      EXPIRATION
        NAME            GRANTED#(1)       FISCAL YEAR(2)    ($ PER SHARE)(3)      DATE        5%($)     10%($)
  Benjamin M. Rawls        300,000              50.6%              3.00            2/7/06   1,396,200  2,122,200
  Thomas S. Rooney          12,500              23.2%            3.3750          11/13/05      65,450     99,475
                           125,000                                 3.00          02/07/06     581,750    884,250
  Lawrence A. White              0            --                --                 --          --         --
  Gayaneh Contos            30,000               5.1%            2.8125           3/12/06     130,890    198,960
  James C. Dobbs            23,500               4.0%              3.00           5/16/06     109,369    166,239

---------------
(1) The options were granted for a term of 10 years, 20% of which were vested immediately and 80% of which vest equally over a four year period, subject to earlier termination in certain events related to termination of employment. The 1992 Stock Option Plan includes a change-in-control provision providing for immediate vesting upon the happening of certain events defined as a change-in-control of the Company. The option plan grants the Compensation Committee broad discretion to change or modify the material terms of the option grants.

(2) The total number of options granted to employees in fiscal year 1996 was 592,000.

(3) The exercise price equals the fair market value of the underlying Common Stock on the date of the grant for all options disclosed in this table.

(4) The dollar amounts in these columns are determined using assumed rates of appreciation set by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the market value of the Corporation's Common Stock. Such amounts are based on the assumptions that the named persons hold the options for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Corporation's Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

              (a)                   (b)          (c)                  (d)                           (e)
                                                             NUMBER OF SECURITIES
                                  SHARES                    UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                ACQUIRED ON     VALUE       OPTIONS/SARS AT 6/30/96             IN-THE-MONEY
                                 EXERCISE      REALIZED               (#)                 OPTIONS/SARS AT 6/30/96
             NAME                   (#)          ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
  Benjamin M. Rawls..........        0             0            338,000/240,000            $1,267,500/900,000
  Thomas S. Rooney...........        0             0            154,000/126,000           $577,500/472,500(2)
  Lawrence A. White..........        0             0              90,000/20,000             $337,500/75,000
  Gayaneh Contos.............        0             0              55,200/24,800            $207,000/93,000(3)
  James C. Dobbs.............        0             0              36,500/25,500             $136,875/95,625

------------------
(1) On June 28, 1996, the closing price of the Company's Common Stock was $3.75.

(2) 12,500 options granted to Mr. Rooney were out-of-the money which means that the option exercise price for those options exceeded the closing price of the Company's Common Stock on the American Stock Exchange on June 28, 1996.

(3) 15,000 options granted Mrs. Contos were out-of-the money which means that the option exercise price for those options exceeded the closing price of the Company's Common Stock on the American Stock Exchange on June 28, 1996.

EMPLOYMENT CONTRACTS

     On September 1, 1996, the Company renewed its Employment Agreement with Mr. Rawls for a period of twenty-four months which provides for him to serve as Chairman, President and Chief Executive Officer at a base salary of $250,000 plus any fringe benefits available to executive officers of the Company including any incentive compensation programs which may be in effect. If Mr. Rawls' employment is terminated during the term of the employment agreement, except for voluntary termination or termination for cause, he will be paid 12 months salary, fringe benefits, incentive compensation due and shall be entitled to immediate vesting of all stock options. If there is a change in circumstances (change in title, salary reduction, or change in geographic location) or change in control of the Company (as defined in the agreement), Mr. Rawls can terminate the agreement and will be paid 18 months salary and fringe benefits and shall be entitled to immediate vesting of all stock options.

     On September 1, 1996, the Company renewed its Employment Agreement with Mr. Rooney for a period of twenty-four months which provides for him to serve as Executive Vice President at a base salary of $180,000 plus any fringe benefits available to executive officers of the Company including any incentive compensation programs which may be in effect. If Mr. Rooney's employment is terminated for any reason during the term of the employment agreement, except for termination for cause or voluntary termination, he will be paid 12 months salary, fringe benefits, incentive compensation due and shall be entitled to immediate vesting of all stock options. If there is a change in circumstances (change in title, salary reduction or change in geographic location) or change in control of the Company (as defined in the agreement), Mr. Rooney will be paid 18 months salary and fringe benefits and shall be entitled to immediate vesting of all stock options.

CHANGE IN CONTROL AGREEMENTS

     On September 1, 1996, the Company entered into Change-in-Control Severance Agreements with Lawrence W. Sinnott, Vice President and Chief Financial Officer and James C. Dobbs, Vice President and General Counsel, for a period of twenty-four months. These agreements provide that if there is a change in circumstances (change in title, salary reduction or change in geographic location) or change in control of the Company (as defined in the Agreement), Messrs. Sinnott or Dobbs could terminate their employment and will receive twelve months salary, fringe benefits, and incentive compensation due and shall be entitled to immediate vesting of all stock options.

                            STOCK PERFORMANCE GRAPH

     The following graph and table show a comparison of the cumulative total return since June 30, 1991 on $100 invested in Versar Common Stock, the Standard & Poors 500 Stock Index and a Peer Group consisting of nine companies and Versar (EA Engineering, Science and Technology, Inc.; Ecology & Environment, Inc.; EMCON; Groundwater Technology, Inc.; GZA Environmental Technologies, Inc.; Harding Associates, Incorporated; ICF Kaiser International, Inc.; TRC Companies, Inc.; and Roy F. Weston, Inc.), which in each case includes reinvestment of dividends where applicable.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG VERSAR, INC., THE S&P 500 INDEX AND A PEER GROUP

                                   [GRAPH]



      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)        VERSAR, INC.     PEER GROUP        S&P 500
6/91                                 100             100             100
6/92                                  86              89             113
6/93                                  95              70             129
6/94                                 127              63             131
6/95                                 129              55             165
6/96                                 149              47             208

* $100 INVESTED ON 6/30/91 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

                     CUMULATIVE SHAREHOLDER'S RETURN TABLE

                                  CUMULATIVE SHAREHOLDER'S RETURN
                                                     LAST TRADING DATE IN FISCAL YEARS
                                          1991      1992      1993      1994      1995      1996
   Versar, Inc.                            $100       $86       $95      $127(1)   $129      $149
   Peer Group                              $100       $89       $70       $63       $55       $47
   S&P 500                                 $100      $113      $129      $131      $165      $208

---------------
(1) On June 30, 1994, Versar spun-off its real estate subsidiary, Sarnia Corporation (formerly Versar Virginia, Inc.) to Versar's Stockholders on a one to one share basis. Because of its negative equity position after the spin-off Sarnia Common Stock had a zero tax basis.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") of the Board of Directors has furnished the following report on executive compensation for fiscal year 1996. The Committee provides oversight of all policies under which compensation is paid to the Company's executive officers and stock options are granted. The Committee consists entirely of non-employee directors.

EXECUTIVE COMPENSATION PHILOSOPHIES AND POLICIES

     The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Target levels of the executive officers' overall compensation are intended to be consistent with others' compensation in the Company's industry, but are also weighed toward results that contribute to increases in shareholder value and enhance the Company's long-term (three years or greater) performance.

     The Company's executive compensation program includes three components:

(1)    Base salary;

(2)    Annual Bonus (stock or cash); and

(3)    Long-term incentive awards.

 -     Base Salary -- ranges of appropriate base salaries are determined by analysis of salary data on positions of comparable responsibility within the environment services sector. Committee approval of individual salary changes is based upon performance of the executive against the Company's financial and strategic objectives and of the position of the executive in the competitive salary range.

 -     Annual Bonus -- bonuses are paid pursuant to an executive incentive bonus plan established each year by the Board of Directors for key employees and managers of the
       Company and its subsidiaries. Under the Plan, an incentive pool is created each fiscal year and is distributed if certain financial goals for the Company are met. The amount of the incentive pool distributed depends on the extent to which the Company's consolidated net income before taxes exceeds targeted amounts as set forth in the bonus pool schedule.

 -     Long-Term Incentive Awards -- the purpose of this element of the executive compensation program is to link management pay with the long-term interest of shareholders, rather than only the performance in one single fiscal year. The
       Committee is currently using incentive stock options from the Company's 1992 Stock
       Option Plan for key employees and managers. In determining annual stock option grants, the Committee bases its decision on the individual's performance or potential to improve shareholder value.

     In determining compensation for fiscal year 1996, the Committee took into account the performance of the Company's stock, the financial performance of the Company and the fact it continued to need to rebuild sales volume and backlog. The Committee also factored in the significant negative financial effect on the financial statement and performance of the Company that the former real estate that was spun off at the end of fiscal year 1994 had because of the existing guarantee by Versar.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Since Mr. Rawls joined Versar, he has voluntarily foregone $125,000 in salary. In fiscal 1994, the Committee decided to enter into an 24 month employment with Mr. Rawls pursuant to which he would be paid $235,000 per year. This employment agreement was to fulfill a commitment made when Mr. Rawls joined the Company in 1991. Despite the continued negative effect of the former real estate, in the view of the Company's positive fiscal year 1995 financial performance and his superior individual performance, Mr. Rawls base salary was increased to $250,000, however, no bonus was paid. In addition, in February the Committee granted Mr. Rawls both incentive and non-qualified stock options for 300,000 shares to replace options granted on his original employment with the Company that have since expired.

COMPENSATION FOR NAMED EXECUTIVE OFFICERS

     The performances of the individual Named Executive Officers listed in the Summary Compensation Table for fiscal year 1996 were also reviewed by the Committee. In fiscal year 1996, the Committee, granted the following salary increases based upon individual and the Company's overall fiscal year 1995 financial performance: Mr. Rooney to $180,000; Mr. White to $175,000; Mrs. Contos to $160,000 and Mr. Dobbs to $135,000. Bonuses were issued to Mrs. Contos, Mr. White and Mr. Dobbs for $10,000, $4,000 and $4,000, respectively. Mr. Rooney was granted an option to purchase 137,500 shares to replace certain options which will shortly expire. Mrs. Contos was granted an option to purchase 30,000 shares and Mr. Dobbs was granted an option to purchase 23,500 shares.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

John P. Horton
Thomas J. Shields
M. Lee Rice
John E. Gray

                                 PROPOSAL NO. 2
            APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES FOR ESSOP

     On September 12, 1996, the Board of Directors adopted a resolution to reserve an additional aggregate 600,000 shares of Common Stock for issuance pursuant to the Company's Employee Stock Ownership Plan ("ESOP") and an Employee Savings Plan ("Savings Plan"), jointly operated as the Versar Employee Savings and Stock Ownership Plan ("ESSOP") subject to Stockholder approval. The Board determined that it was in the best interest of Versar to continue to make matching contributions to the Savings Plan and have the opportunity to make contributions to the ESOP at the Company's discretion.

BACKGROUND OF PROPOSAL

     At the November 1987 Annual Meeting the Stockholders approved the ESOP and the Savings Plan qualified under Section 401(k) of the Internal Revenue Code, jointly operated as the ESSOP. In 1987, the Board of Directors reserved 500,000 shares of the Company's authorized but unissued Common Stock for issuance under both plans in the ESSOP. Such shares have all been issued under the ESOP and Savings Plan.

     In the November 1994 Annual Meeting the Stockholders approved the reservation of an additional 450,000 shares of Common Stock for issuance pursuant to the ESSOP. As of September 3, 1996 only of such 6,371 shares remain unissued. In addition to the reserved shares issued to the ESSOP, during the period

February 1996 through September 3, 1996, the Company purchased 73,100 shares on the open market and in private transactions which were used by the Company as part of its contribution to the Savings Plan. However, depending on the trading price of the Company's stock continued open market purchases to fund the ESSOP may not be a satisfactory method for providing shares to the ESSOP. As a result, the Board of Directors recommends that additional shares be reserved for issuance under the ESSOP for use when open market purchases are not feasible. The Company believes that continued funding of the Savings Plan will help attract and retain employees by providing a mechanism to assist with their retirement needs.

     The following is a summary of the ESOP and Savings Plan:

     EMPLOYEE STOCK OWNERSHIP PLAN. All full-time employees of the Company and certain subsidiaries become participants in the ESOP on the first day of the calendar month coinciding with or next following the date on which they have been employed for one year with at least 1,000 hours of service. The Board of Directors of the Company has the discretion to declare each year a cash amount or a specified number of shares of Common Stock that will be contributed by the Company to the ESOP.

     The trustees of the ESOP, Michael Markels, Jr., Benjamin M. Rawls and James
C. Dobbs have exclusive authority to manage the trust in which ESOP contributions are deposited and are obligated to invest the cash portion of ESOP contributions primarily in the Company's Common Stock. The trustees are permitted to borrow money to purchase Common Stock for the trust, although to date no such borrowing has occurred.

     As of June 30 of each year, eligible participants are credited with their proportionate share of the trust's assets. A participant's interest vests and is nonforfeitable if while employed by the Company or participating subsidiaries, he or she attains at least 65 years of age, becomes totally or permanently disabled, or dies. Alternatively, a participant's interest vests and is nonforfeitable to the extent and in the percentage set forth in a schedule in the ESOP. Under this schedule, a participant's interest is 100% vested after five years of service. Vested amounts are distributed upon retirement, disability, death or other termination of service. As determined by the trustees, distributions are made in cash or Common Stock, but a participant has the option of requiring payment entirely in Common Stock, but a participant has the option of requiring payment entirely in Common Stock.

     The Company may terminate or amend the ESOP but not in such a way as would adversely affect any participant's vested interests. The trustees have the right to vote the Common Stock in the trust subject to the direction of each participant with respect to the shares allocated to his or her account.

     The Company is not required to purchase a participant's shares after they are distributed.

     There was no ESOP contribution by the Company in fiscal year 1996.

     SAVINGS PLAN. For the benefit of eligible employees of Versar and certain of its subsidiaries, the Company maintains the Savings Plan qualified under
Section 401(k) of the Internal Revenue Code. All full-time employees can elect to become participants on the first day of the calendar month coinciding with or next following the date on which they have been employed for one year with at least 1,000 hours of service. A participant may elect to contribute up to 10% of his salary and wages to the Savings Plan ("Elective Contribution"). Quarterly, the Company or its relevant subsidiary allocates cash or Common Stock to match a portion of a participant's Elective Contribution. All contributions to a participant's Savings Plan account are vested and nonforfeitable at all times. The Company presently matches 100% of a participant's Elective Contribution up to 4% of an employee's eligible salary.

     Distributions of Elective Contributions are made in cash. The Company's matching portion may be distributed in cash or Common Stock, at the discretion of the trustees, although a participant has the option of requiring that the distribution of the matched portion be made in Common Stock. Distributions are made upon retirement, disability, or other termination of service. A participant may request that his Elective Contribution be distributed as soon as practicable following termination of employment. In addition, a participant may request from the trustees a withdrawal of all or a portion of his Elective Contribution to meet pressing financial obligations. The Company may terminate or amend the Savings Plan, but such action may not retroactively adversely affect any vested rights of participants.

     Participants in a similarly qualified plan and trust may, upon becoming employed by the Company, transfer their account balances to the Savings Plan. These balances will be considered to be Elective Contributions under the Savings Plan, although not subject to matching by the Company.

     Because the amount of any ESOP contribution and amount of any Savings Plan match is dependent on the future actions of the Company's Board of Directors, the price of the Company's Common Stock and amounts contributed by an individual employee to the Savings Plan, the amount of shares available or allocable to an individual officer or group of officers cannot be determined at this time. In fiscal year 1996, the Company contributed 142,527 shares as its matching contribution to the Savings Plan. In fiscal year 1996, no contribution was made to the ESOP. In fiscal year 1996 the following Named Executive Officers received the following matches from their elective contributions to the Savings Plan: Mr. Rawls, 2,697 shares; Mr. Rooney 2,032 shares; Mr. White 1,948 shares; and Mrs. Contos 1,886 shares; Mr. Dobbs 1,520 shares.

     The affirmative vote of a majority of the outstanding Common Stock of the Company, present, or represented, and entitled to vote at the Annual Meeting is required for approval. The Board of Directors recommends a vote "FOR" this proposal and the enclosed Proxy will be so voted unless the Proxy specifically states otherwise.

                                 PROPOSAL NO. 3
                       APPROVAL OF 1996 STOCK OPTION PLAN

     On September 12, 1996, the Board of Directors adopted, subject to the approval of the Stockholders, a 1996 Stock Option Plan (the "1996 Stock Option Plan") under which options to purchase the Company's Common Stock may be granted to such employees, Service Providers, as defined below, and directors of the Company or any of its Affiliates, as defined by the 1996 Stock Option Plan, as are selected from time to time by the Administrator of the 1996 Stock Option Plan.

PURPOSE OF PROPOSAL

     The 1996 Stock Option Plan is designed to provide an incentive to employees, Service Providers and directors of Versar and its Affiliates, to encourage proprietary interest in the Company by such persons, to encourage such persons to remain in the service of the Company and its Affiliates and to attract new employees and directors with outstanding qualifications. The 1996 Stock Option Plan will replace the Versar 1992 Stock Option Plan when all shares authorized for issuance thereunder have been used.

TERMS OF 1996 STOCK OPTION PLAN

     Under the terms of the 1996 Stock Option Plan, the number of options to be granted to any employee, Service Provider or director will be determined from time to time by the Administrator. A "Service Provider" is defined for purposes of the 1996 Stock Option Plan as an individual who is neither an employee nor a director of the Company or any of its Affiliates but who provides the Company or one of its Affiliates, in the opinion of the Administrator, substantial and important services. The aggregate number of shares of the Company's Common Stock that may be issued upon exercise of options issued under the 1996 Stock Option Plan is 1,000,000. The following is a summary of certain provisions of the 1996 Stock Option Plan and is qualified by reference to the complete plan, a copy of which will be furnished to any Stockholder upon request.

     The 1996 Stock Option Plan will be administered in the discretion of the Board of Directors by a committee appointed by the Board (the "Administrator"). The committee shall consist of not less than two (2) members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, and as "disinterested directors" for purposes of the Code. The Board of Directors currently intends to appoint the Compensation Committee as the Administrator under the 1996 Stock Option Plan. The Administrator shall, from time to time, at its discretion, select employees, directors and Service Providers to receive options under the 1996 Stock Option Plan, determine the number of shares to be covered by any such option, and designate options as Incentive Stock Options or Non-Qualified Stock Options; provided that Incentive Stock Options may be granted only to employees (including directors who are also employees). The Administrator has full power, discretion and authority to interpret, construe and administer the 1996 Stock Option Plan and any part thereof, and its interpretations and constructions thereof, and the actions taken thereunder, will be final, conclusive and binding on all persons for all purposes, except as otherwise determined by the Board of Directors of the Company. The Administrator's powers include the power to set additional terms with respect to the grant of options, determine the transferability or non-transferability of options, determine a vesting schedule with respect to options, and set such other terms, restrictions and privileges with respect to any options granted not inconsistent with the terms of the 1996 Stock Option Plan. To date, no options have been granted under the 1996 Stock Option Plan and, following approval by the Stockholders, the Administrator currently does not intend to grant any options to Named Executive Officers. The Administrator does plan, pursuant to a resolution adopted by the Company's Board of Directors, as part of the fiscal year 1997 compensation to directors, to grant each non-employee director Non-Qualified Stock options for 5,000 shares.

     Options issued under the 1996 Stock Option Plan will be designated as either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options are options meeting the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Non-Qualified Stock Options are options not described in Sections 422(b), 432(b) or 424(b) of the Code. Service Providers and directors (who are not also employees of the Company or one of its Affiliates) will only be eligible to receive Non-Qualified Stock Options. The exercise price for any option granted under the 1996 Stock Option Plan will be determined by the Administrator; provided, that, in the case of any Incentive Stock Option, the exercise price shall not be less than the Fair Market Value, as defined in the 1996 Stock Option Plan, of the Company's Common Stock on the date the option is granted, while Non-Qualified Options may have an exercise price as low as fifty percent (50%) of Fair Market Value. Notwithstanding other terms of the 1996 Stock Option Plan, a participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Affiliates will not be eligible to receive Incentive Stock Options unless (i) the exercise price is at least equal to one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and (ii) the Incentive Stock Option, by its terms, will not be exercisable more than five (5) years from the date of grant.

     The exercise price of an option may be paid (i) in cash, (ii) by delivery of shares of the Company's Common Stock, (iii) by delivery of a promissory note with a term of not more than five (5) years and secured by the shares purchased,
(iv) through simultaneous exercise and sale of the shares acquired pursuant to a brokerage or similar arrangement approved in advance by the Administrator, (v) any combination of the above methods or (vi) by such other means as the Administrator shall approve.

     The vesting of each option will be determined by the Administrator. In the event of a change in control of the Company, as defined in the 1996 Stock Option Plan, the Administrator may in its sole discretion, without Stockholder approval, either (i) accelerate the exercise dates of outstanding options or make options fully vested and exercisable, (ii) pay cash to any or all owners of options in exchange for the required cancellation of their outstanding options, or (iii) make any other adjustments or amendments to the 1996 Stock Option Plan and outstanding options and substitute new options for outstanding options. To the extent any of these change of control actions would not be permitted under the Code to apply to any Incentive Stock Option, then such option, immediately upon the occurrence of the change of control, shall be treated for all purposes of the 1996 Stock Option Plan as a Nonqualified Stock Option and shall be immediately exercisable.

     Each Option expires on the earlier of the last day of the tenth year after the date of grant or the date the employee, Service Provider or director ceases to be an employee of, or to provide services to, the Company or its subsidiaries. However, the following terms apply with respect to employees: (i) upon death, options may be exercised for up to two (2) years thereafter; (ii) upon retirement (defined as voluntary cessation of employment after qualifying for early or normal retirement under any pension or profit-sharing or stock bonus plan of the Company, or if no such plan exists, voluntary termination of employment after age 65 and after attaining the tenth anniversary of the last preceding date of hire) options may be exercised for up to three (3) months thereafter; and (iii) upon disability, defined as a physical or mental condition affecting an optionee as determined by the Administrator in its sole discretion, options may be exercised for up to six (6) months thereafter. If an employee resigns or is discharged or terminated on account of misconduct

(misconduct to be determined by the Administrator in its sole discretion in a manner consistent with the then policies of the Company) all options held by the employee will automatically terminate will no longer be exercisable. If an employee ceases to be an employee for any reason other than those described above, such employee shall have the right to exercise outstanding options for up to three (3) months following cessation of employment. Unless the Administrator provides otherwise in connection with any grant, the exercise periods described above will apply only to the extent an option was vested and exercisable as of the date of termination.

     If a Service Provider or director who is not also an employee ceases to provide service to the Company of any of its Affiliates for reasons of death, disability or termination of service for any reason other than resignation or discharge or termination for misconduct, he or she may exercise outstanding options at any time up to six (6) months after cessation of service; provided that, unless the applicable option agreement provides otherwise, such options may be exercised only to the extent that they were exercisable at the time of such cessation of service. If a Service Provider or director (who is not an employee) is terminated through resignation or discharge or termination on account of misconduct, as determined by the Administrator in its sole discretion, all options held by such Service Provider or director shall terminate and no longer be exercisable upon notice of resignation, discharge or termination. Options may be transferable to the extent permitted by the Administrator in connection with any particular grant.

     Within the limitations of the 1996 Stock Option Plan, the Administrator may modify, extend or renew outstanding options, or accept the cancellation of outstanding options not previously exercised, for the granting of new options in substitution therefor. Notwithstanding this power, no modification of an option may not, without the consent of the holder, alter or impair any rights or obligations under any option previously granted. The Board of Directors may amend or terminate the 1996 Stock Option Plan at any time; provided that no amendment shall be made without the approval of the Stockholders if such approval is required under Section 422 of the Internal Revenue Code of 1986 or Rule 16b-3 under the Securities Exchange Act of 1934 or if such amendment would change material terms or performance goals that were previously approved by the Company's Stockholders (unless the Board determines that approval is not necessary to avoid the loss of a deduction under the Code, such approval will not avoid such a loss of deduction or such approval is not advisable).

FEDERAL TAX CONSEQUENCES

     The tax consequences of options granted under the 1996 Stock Option Plan are complex. The following is a summary only of the general tax principles applicable to options awarded under the 1996 Stock Option Plan under federal law as in effect on the date of this Proxy Statement. Participants in the Plan should review the current tax treatment with their individual tax advisor at the time of the grant, exercise or any other transaction relating to any option award.

     There are no tax consequences to a participant upon the grant of an option pursuant to the 1996 Stock Option Plan. There are no tax consequences to a participant upon exercise of an Incentive Stock Option, except that the amount by which the Fair Market Value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to alternative minimum tax. If the shares of Common Stock acquired are not disposed of within two (2) years from the date the Incentive Stock Option was granted and within one (1) year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If all requirements other than the above described holding period requirements are met, a "disqualifying disposition" occurs and gain in an amount equal to the lesser of (i) the Fair Market Value of the shares on the date of exercise minus the option exercise price or (ii) the amount realized on disposition minus the option exercise price (except for certain "wash" sales, gifts or sales related to persons), is taxed as ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the participant's ordinary income at that time. The gain in excess of this amount, if any, will be characterized as long-term capital gain if the optionee held the shares for more than one year.

     Other than Incentive Stock Options, all options granted under the 1996 Stock Option Plan will be taxed as Non-Qualified Stock Options. Upon the exercise of a Non-Qualified Stock Option, the participant will recognize taxable income in the amount by which the then Fair Market Value of the shares of Common Stock acquired exceeds the option exercise price, with the Company being entitled to a deduction in an equal amount. The amount of such taxable income will be characterized as compensation income to the participant. Upon the subsequent disposition of the Common Stock, the participant will recognize gain or loss, which will be characterized as capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and his or her basis for the shares (the basis being equal to the sum of the price paid for the stock and the income realized upon exercise of the option) provided the shares are held as a capital asset. Any capital gain or loss to the participant will be characterized as long-term or short-term depending upon whether his or her holding period for tax purposes exceeds one (1) year. The taxable income recognizable upon the exercise of a Non-Qualified Stock Option is subject to withholding for federal income tax purposes.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present, or represented, and entitled to vote at the annual meeting is required for approval of the 1996 Stock Option Plan. The Board of Directors recommends a vote "FOR" the 1996 Stock Option Plan and the enclosed Proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.

                                 PROPOSAL NO. 4
                   AMENDMENT TO CERTIFICATE OF INCORPORATION

     On February 8, 1996, the Board of Directors approved, subject to Stockholder approval, an amendment to the Company's Certificate of Incorporation (the "Certificate Amendment") to increase the number of authorized shares of capital stock to 40,000,000 shares from 10,000,000 shares, including an increase in the authorized shares of common stock, $.01 par value per share (the "Common Stock"), to 30,000,000 shares from 10,000,000 shares, and the establishment of a class of 10,000,000 shares of preferred stock, $25 par value (the "Preferred Stock"), as described below.

DESCRIPTION OF THE PROPOSAL

     As of September 30, 1996, the Company had 5,005,051 shares of Common Stock outstanding and an aggregate of 2,421,454 shares of Common Stock reserved for issuance under the Company's 1982 Incentive Stock Ownership Plan, 1987 Non-Qualified Stock Option Plan, 1992 Stock Option Plan and Employee Savings Stock Ownership Plan. If the 1996 Stock Option Plan described in Proposal No. 3 and the Issuance of Additional Shares for the ESSOP in Proposal No. 2 is approved then an additional 1,600,000 shares will be reserved for issuance under the plans. As of September 3, 1996, the Company had approximately 1,573,491 shares of Common Stock authorized but unissued and unreserved. If the Certificate of Amendment is approved the Company will have a total of 21,573,491 shares of Common Stock authorized but unreserved.

     The proposed Certificate Amendment also provides for the authorization of 10,000,000 shares of Preferred Stock. Pursuant to the amendment, the Board will be authorized, without further action by the Company's Stockholders, to provide for the issuance of Preferred Stock in series, to establish the number of shares to be included in each such series and the designations, preferences and relative, participating, optional, conversion and other special rights, and qualifications, limitations or restrictions, of such shares. Such authority of the Board of Directors would include, but not be limited to, fixing the number of shares constituting any one series or the distinct designation thereof, the rate and nature (whether participating or cumulative) of any dividends payable on shares of Preferred Stock, the voting rights of such shares, the conversion or redemption features of any such shares, and the rights of such shares in the event of liquidation, dissolution or winding up of the Company.

     At present, the Company has no specific plans or arrangements which are expected to result in the issuance of any additional shares of Common Stock or Preferred Stock, other than shares of Common Stock reserved for issuance under various employee benefit plans as described above. However, assuming approval of the Certificate Amendment, the Company intends to use the additional shares of Common Stock and the Preferred Stock for a variety of corporate purposes in the future, including future financing, to facilitate corporate acquisitions and in connection with the compensation of its officers and employees.

     The purpose of the proposed Certificate Amendment at this time is the elimination of later delays associated with Stockholder votes on specific issuances. However, notwithstanding the attempt by the Company to eliminate this delay, the rules and regulations of the American Stock Exchange may require the Company to obtain the approval of the Stockholders of the Company in connection with certain acquisitions or certain private placements resulting in the issuance of 20% or more of the Common Stock outstanding prior to such issuance. The Company will also be required under the rules and regulations of the American Stock Exchange and under federal securities laws to obtain approval of the Stockholders for the issuance of Common Stock pursuant to any employee benefit in which officers or directors may participate.

EFFECTS OF CERTIFICATE AMENDMENT

     Although the Certificate Amendment is not proposed for the purpose of any anti-takeover effect, the issuance of the additional shares of Common Stock or the Preferred Stock may have an anti-takeover effect and may delay or prevent a tender offer or takeover attempt that a Stockholder might consider in its best interest, including those attempts that might result in a premium over the market price of shares held by such Stockholder. The Certificate Amendment enables the Board of Directors to issue shares of Common Stock or Preferred Stock to third parties which could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise.

     Further, while the Company does not currently have any plans to issue shares of Preferred Stock, shares of Preferred Stock may be issued from time to time in one or more series by the Board of Directors, without further approval of the Stockholders. The Board would be authorized to fix the dividend rights and terms, any conversion rights, any voting rights, any redemption rights and terms, the liquidation preferences, and the other rights, preferences, privileges and restrictions applicable to each issued series of Preferred Stock. Issued classes or series of shares of Preferred Stock could be given voting and conversion rights which could dilute the voting power and equity of holders of Common Stock and could have preference over the Common Stock with respect to dividends and liquidation rights.

STOCKHOLDER VOTE

     The affirmative vote by Stockholders holding at least a majority of the votes entitled to be cast by holders of the Common Stock outstanding and entitled to vote, is required for the adoption of the Certificate Amendment. The Board of Directors recommends a vote "FOR" the Certificate Amendment and the enclosed proxy will be voted for the Certificate Amendment unless a vote against the proposal or an abstention is specifically indicated.

                                 PROPOSAL NO. 5
                           APPOINTMENT OF ACCOUNTANTS

     The Board of Directors considers it desirable that its appointment of the firm of Arthur Andersen LLP ("Arthur Andersen") as independent accountants of the Company for fiscal year 1997 be ratified by the Stockholders. Arthur Andersen served as the Company's independent accountant in fiscal year 1996. Representatives of Arthur Andersen will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.

     The Board of Directors recommends a vote "FOR" this proposal and the enclosed proxy will be so voted unless the Proxy specifically indicates otherwise.

CHANGE IN CERTIFYING ACCOUNTANTS

     Price Waterhouse LLP ("PW") served as the Company's principal accountant through fiscal year ended June 30, 1995. The Company determined not to renew the engagement of PW on October 2, 1995 and selected Arthur Andersen as the Company's principal accountant. This decision was made following a review of the Company's accounting costs in recent years and a bid solicitation process initiated by the Board of Directors following such review. Solicitations were distributed to seven firms, including PW, and six responses were received by the Company. The Audit Committee of the Company's Board of Directors recommended, after reviewing the responses, and the Board of Directors approved, the selection of Arthur Andersen as the Company's principal accountant in replacement of PW, effective October 2, 1995.

     PW's report on the Company's financial statements for each of the last fiscal years 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's fiscal years 1994 and 1995 and the subsequent interim period preceding the replacement of PW, there were no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PW, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

     On May 31, 1995 the Company filed a Form 10-K/A for the purpose of restating its financial statements for the year ended June 30, 1994 and Forms 10-Q/A for the purpose of restating its financial statements for the quarters ended September 30, 1994 and December 31, 1994. The restatement was a result of a review, initiated by PW, of the accounting and financial treatment of the divestiture of the Company's real estate holdings to Sarnia Corporation ("Sarnia") and resulting spin-off of Sarnia to the Stockholders of the Company as of June 30, 1994. The financial information initially disclosed as part of the divestiture and spin-off had reflected and was consistent with PW's advice during the transaction. Although the Sarnia divestiture was completed on a legal and tax basis, and Sarnia now operates as a separate, independent business, PW, as a result of further review of the Company's accounting treatment of the divestiture, informed the Company that from an accounting standpoint the divestiture did not transfer the risks of ownership to Sarnia principally because of the Company's guarantee of Sarnia's $12.5 million of debt at June 30, 1994. PW and the Company's Audit Committee consulted about the issue. On May 19, 1995, following the consultations and resolution of the issue PW withdrew its report on the Company's financial statements for the year ended June 30, 1994, pending the restatement of such financial statements to include Sarnia's results of operations and assets and liabilities. In connection with such restatement, PW issued a new auditor's report, which, in light of the resolution to PW's satisfaction of its discussions with the Company as to the accounting treatment of the Sarnia divestiture, was not qualified or modified in any respect. The Company authorized PW to respond fully to any inquiries by Arthur Andersen concerning the restatement.

     Except as explained above, PW did not advise the Company during the Company's fiscal years 1994 and 1995 or during the subsequent interim period preceding the Company's decision not to extend PW's engagement of any "reportable events" as defined in subparagraph (a)(i)(v) of Item 304 of Regulation S-K under the Securities and Exchange Act of 1934.

     As stated above, the Company engaged Arthur Andersen, independent accountant, as the principal accountant to audit the consolidated financial statements of the Company for the three fiscal years 1994, 1995 and 1996.

     In connection with evaluating the position taken by PW in early 1995 regarding the appropriate accounting treatment of the divestiture of the Company's real estate holdings to, and the spin-off of, Sarnia, the Company consulted with representatives of Arthur Andersen as to its analysis of the accounting treatment of the Sarnia transaction. The Company was orally informed by Arthur Andersen that it agreed with PW's analysis in all material respects and no written report was ever furnished by Arthur Andersen to the Company in regard to this consultation.

     Except as set forth above, during fiscal years 1994 and 1995 and during the interim period prior to engaging Arthur Andersen, neither the Company nor anyone on its behalf consulted Arthur Andersen regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Arthur Andersen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

     Following the Board's decision on October 2, 1995, the Company provided notice to PW and Arthur Andersen of its decision to replace PW with Arthur Andersen and received a response from PW to the statements of the Company in accordance with the requirements of Item 304(a) of Regulation S-K.

                              1997 ANNUAL MEETING

     It is presently contemplated that the 1997 Annual Meeting of Stockholders will be held on or about November 13, 1997. In order for any appropriate Stockholder proposal to be considered for inclusion in the proxy materials for the 1997 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than June 20, 1997, by certified mail, return receipt requested.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                                          By Order of the Board of Directors,


                                          /s/ JAMES C. DOBBS
                                          -----------------------------------
                                          James C. Dobbs
                                          Secretary
October 18, 1996

                                  VERSAR, INC.
                             1996 STOCK OPTION PLAN

                                         As adopted by the Board of Directors on
                                                              September 12, 1996
                                                      and by the stockholders on
                                                                         , 1996.

                                  VERSAR, INC.

                             1996 STOCK OPTION PLAN

1. PURPOSE.

     The purpose of the Plan is to attract and retain persons of high calibre and potential as employees, directors and service providers of Versar, Inc. and its affiliates, motivate and reward good performance, and encourage such employees and service providers to continue to exert their best efforts on behalf of Versar, Inc. and its affiliates. The Plan is intended to provide opportunities for stock ownership by such employees, directors and service providers in order to increase the proprietary interests in the company. This will be accomplished by providing awards to eligible individuals of nonqualified and incentive stock options.

2. DEFINITIONS.

     Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

     (a) "Administrator" shall mean the committee, which shall be administrating the Plan from time to time in the discretion of the Board, as described in
Section 4 of the Plan.

     (b) "Affiliate" means any Directly Related Company and any entity in which the Corporation or a Directly Related Company has at least a fifty percent (50%) ownership interest.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Change in Control of the Corporation" shall mean:

          (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of forty percent (40%) or more of the combined voting power of the Corporation's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this definition, Voting Securities acquired directly from the Corporation by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (ii) The individuals who are members of the Incumbent Board, cease for any reason to constitute at least two-thirds of the Board; or

          (iii) Approval by the stockholders of the Corporation of (i) a merger or consolidation involving the Corporation if the stockholders of the Corporation immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or
     (ii) a complete liquidation or dissolution of the Corporation or an agreement for the sale or other disposition of all or subsequently all of the assets of the Corporation.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Affiliates, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Security Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Common Stock" shall mean, unless otherwise specifically provided, the common stock of the Corporation and any class of common shares into which such common stock may hereafter be converted.

     (g) "Corporation" shall mean Versar, Inc., a Delaware corporation.

     (h) "Directly Related Company" means a corporation related to the Corporation within the meaning of Sections 524(e) and (f) of the Code.

     (i) "Director" shall mean a person who is a member of the Board or a member of the Board of Directors of a Affiliate, whether or not such person is also an Employee.

     (j) "Disability" shall mean such physical or mental condition affecting an Optionee as determined by the Administrator in its sole discretion.

     (k) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Affiliate (i.e., an individual with respect to whom income taxes must be withheld from compensation). Directors who are employed by the Corporation or a Affiliate are considered to be "Employees" for purposes of this Plan.

     (l) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

     (m) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

          (1) If the Shares are traded on an exchange or the National Market System ("NMS") of the NASDAQ System, (A) if listed on an exchange, the closing price as reported or as composite transactioned on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the date of valuation or, if no sale occurred on such date, the mean between the highest bid and lowest asked prices as of the close of business on the date of valuation, as reported in the NASDAQ System;

          (2) If the Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices on the NASDAQ System at the close of business on the date of valuation; and

          (3) If neither (1) nor (2) applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons. If the date of valuation is not a business day, the price on the last business day preceding the date of valuation shall be utilized.

     (n) "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

     (o) "Incumbent Board" shall mean the individuals who as of November 14, 1996 are members of the Board and any individual becoming a director subsequent to November 14, 1996 whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest.

     (p) "Nonqualified Stock Option" shall mean an option not described in
Section 422(b), 423(b) or 424(b) of the Code.

     (q) "Option" shall mean any stock option granted pursuant to the Plan. All Options shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolution of the Administrator provide that an Option is to be granted as of another date, the date of grant shall be that other date.

     (r) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option.

     (s) "Optionee" shall mean an Employee, Director or Service Provider who has received an Option.

     (t) "Plan" shall mean this Versar, Inc. 1996 Stock Option Plan, as it may be amended from time to time.

     (u) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

     (v) "Retirement" shall mean the voluntary cessation of employment by an Employee after qualifying for early or normal retirement under any pension plan or profit sharing or stock bonus plan of the Corporation or Affiliate. If an Employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the Employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire.

     (w) "Service Provider" means an individual who is neither an Employee nor Director of the Company or any Affiliate but who provides the Company or any Affiliate, in the opinion of the Administrator, substantial and important services.

     (x) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

3. EFFECTIVE DATE.

     The Plan was adopted by the Board effective September 12, 1996, subject to the approval of the Corporation's stockholders pursuant to Section 15 hereof. The Plan shall terminate as provided in Section 9 below.

4. ADMINISTRATION.

     (a) Committee.

     The Plan shall be administered, in the discretion of the Board from time to time, by a committee which shall be appointed by the Board. The committee shall consist of not less than two (2) members of the Board who shall qualify as "non-employee directors" within the meaning of Rule 16b-3 under the 1934 Act ("Rule 16b-3") or any successor rule or regulation and as a "disinterested director" for purposes of the Code. The Board may from time to time remove members from, or add members to, such committee. Vacancies on the committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the committee as Chairman. The committee, as Administrator, shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

     (b) Powers.

     The Administrator shall from time to time at its discretion select the Employees, Directors and Service Provides who are to be granted Options, determine the number of Shares to be optioned to each Optionee and designate such Options as Incentive Stock Options or Nonqualified Stock Options; provided that Incentive Stock Options may be granted only to Employees (including Directors who are also Employees). The Administrator shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes. Without limitation of the foregoing, the Administrator's power shall include the power to set additional terms with respect to the grant of Options, determine the transferability or non-transferability of such Options, determine the vesting schedule with respect to such Options (which may include Options that are immediately vested upon grant) and set such other terms, restrictions and privileges with respect to any Options granted as are not inconsistent with the terms of this Plan. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

5. PARTICIPATION.

     (a) Eligibility.

     The Optionees shall be those Employees, Directors and Service Providers of the Corporation to whom Options may be granted from time to time by the Administrator. The Administrator pursuant to this Plan may grant Incentive Stock Options and Nonqualified Stock Options to Employees and Nonqualified Stock Options to Service Providers and Directors who are not Employees.

     (b) Ten-Percent Shareholders.

     An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms shall not be exercisable more than five (5) years from the date of grant.

     (c) Stock Ownership.

     For purposes of Section 5(b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

     (d) Outstanding Stock.

     For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Incentive Stock Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

6. STOCK.

     The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed One Million (1,000,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. Whenever an Optionee's rights to exercise an Option as to any Shares shall cease for any reason before he or she has exercised such Option as to such Shares, the Option shall be deemed terminated to that extent and such Shares shall again be subject to Option under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

7. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreements.

     Options shall be evidenced by written Option Agreements in such form as the Administrator shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth herein. Each Option shall state whether it is an Incentive Stock Option or a Nonqualified Stock Option.

     (b) Number of Shares.

     Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

     (c) Exercise Price.

     Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonqualified Stock Option shall not be less than fifty percent (50%) of the Fair Market Value on the date of grant. The Exercise Price shall be subject to adjustment as provided in Section 10 hereof.

     (d) Medium and Time of Payment.

     The Purchase Price shall be payable in full in United States dollars or by certified check upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the Purchase Price may be paid, (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, (ii) through delivery of a promissory note by the Optionee evidencing the Optionee's obligation to make future cash payments to the Corporation, which promissory note shall be payable as determined by the Corporation (but in no event later than five years after the date hereof), shall be secured by a pledge of the Shares of Common Stock purchased and shall bear interest at a rate established by the Administrator, but not less than the applicable Federal Rate under Section 1274 of the Code, (iii) simultaneous exercise of the Option and sale of shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Administrator, and use of the proceeds from sale as payment of the purchase price of such Common Stock, (iv) in any combination of cash, Shares and promissory notes, as long as the sum of the cash so paid, note delivered and the Fair Market Value of the Shares so surrendered equals the Purchase Price or (v) any such other method as the Administrator shall approve in its sole discretion.

     In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of Optionee, or by the Corporation not issuing such number of Shares subject to the Option having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and
(ii) above.

     (e) Term and Non-transferability of Options.

     Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable more than ten (10) years from the date it was granted and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable, unless otherwise determined by the Administrator. In the event of the Optionee's death, the Option shall not be transferable by the Optionee, unless otherwise determined by the Administrator, other than by will or the laws of descent and distribution.

     (f) Cessation of Employment by Employee; etc.

     After an Optionee ceases to be an Employee, his/her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Section 7(f). No Option, however, may be exercised after the Optionee ceases to be an Employee except to the extent that the Option was exercisable at the time of such cessation or to such greater extent as shall be approved by the Administrator in connection with an Option grant. No Option may be exercised after its term expires or is otherwise cancelled.

          (i) Retirement. If an Optionee ceases to be an Employee because of Retirement (and not on account of misconduct as determined below), such Optionee may, subject to the restrictions referred to in Section 7(f) above, exercise the Option at any time within three months after cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (ii) Death. If an Optionee dies while he or she is an Employee or having ceased to be an Employee but during the period during which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twenty-four months after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not been previously exercised.

          (iii) Disability. If a Optionee ceases active service as a Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within six months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (iv) Misconduct. If an Optionee resigns or is discharged or terminated on account of misconduct, his or her Option shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. The existence of misconduct shall be determined by the Administrator in its sole discretion, such determination to be made in a manner consistent with the then policies of the Corporation as adopted by the Board from time to time.

          (v) Other Reasons. If an Optionee ceases to be an Employee for any reason other than those mentioned above in subsections (i), (ii), (iii) or
     (iv), the Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within three months following such cessation, discharge or termination, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation, discharge or termination, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

     An Optionee's employment with the Corporation shall not be considered as having been terminated while the Optionee is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Optionee's right to re-employment with the Corporation is guaranteed either by statute or by contract. Where the period of such leave exceeds ninety
(90) days and where the Optionee's rights to re-employment is not guaranteed either by statute or by contract, the Optionee's employment will be deemed to have terminated on the ninety-first (91st) day of such leave.

     (g) Cessation of Service by Service Provider or Director (Other than a Director who is Also an Employee).

     After an Optionee ceases to be a Service Provider or Director (other than a Director who is also an Employee), his/her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Section 7(g). No Option, however, may be exercised after the Optionee ceases to be a Service Provider or Director, except to the extent that the Option was exercisable at the time of such cessation or to such greater extent as shall be approved by the Administrator in connection with an Option grant. No Option may be exercised after its term expires or is otherwise cancelled. If an Optionee ceases to be a Service Provider or Director because of death, disability, or termination of service for any reason, other than resignation or discharge or termination for misconduct as described below, such Optionee may, subject to the restrictions referred to above, exercise the Option at any time within six months after cessation of service, but, except as provided in the applicable Option Agreement, only to the extend that, at the date of cessation of service, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. Notwithstanding the above, if an Optionee's service to the Corporation as a Service Provider or Director (who is not an Employee) is terminated through resignation or discharge or termination on account of misconduct, as determined by the Administrator in its sole discretion, his or her Option shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. All Directors who are also Employees shall be governed by the terms of Section 7(f) in lieu of this Section 7(g).

     (h) Rights as a Stockholder.

     No one shall have rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

     (i) Modification, Extension and Renewal of Options.

     Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

     (j) Other Provisions.

     The Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable (including, without limitation, restrictions upon the exercise of the Option or subjecting the shares issued pursuant to the exercise of an Option to rights of repurchase by the Corporation).

     (k) Substitution of Option.

     Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation by any reorganization or other transaction qualifying under Section 425 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

8. LIMITATION ON ANNUAL AWARDS.

     The aggregate Fair Market Value (determined as of the time the Option is granted) of stock for which Incentive Stock Options exercisable for the first time by an Optionee may be granted during any calendar year (under all incentive stock options plans of the Corporation and its Subsidiaries) may not exceed $100,000, but the value of stock for which Incentive Stock Options may be granted to an Optionee in a given year may exceed $100,000. If the $100,000 limit is exceeded, the portion of the Incentive Stock Option that exceeds that limit shall constitute a Nonqualified Stock Option but this shall not cause the terms of the Option Agreement which created the Incentive Stock Option to cease to apply or be modified.

9. TERM OF PLAN.

     Options may be granted pursuant to the Plan until the expiration of the Plan on September 12, 2006.

10. RECAPITALIZATIONS.

     Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

     Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. If the Corporation is not the surviving corporation in any merger or consolidation, then, except to the extent governed by Section 12 hereof, any outstanding Options shall be fully vested and exercisable until five days prior to such merger or consolidation (but shall terminate thereafter) unless provisions are made in connection with such transaction for the continuance of the Plan or the assumption or the substitution for outstanding Options of new options covering the stock of a successor employer corporation, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kind of shares and prices. A dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate.

     To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

     Except as expressly provided in this Section 10 or in Section 12, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11. SECURITIES LAW REQUIREMENTS.

     (a) Securities Act Requirements.

     No Option granted pursuant to this Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements) as it may be in effect at that time.

     As a condition to the issuance of any Shares upon exercise of an Option under this Plan, the Administrator may require the Optionee to furnish a written representation that he is acquiring the shares for investment and not with a view to distribution to the public. Such representations shall be required in cases where, in the opinion of the Administrator, they are necessary to enable the Corporation to comply with the provisions of the Securities Act of 1933, and any shareholder who gives such representation shall be released from it at such a time as the shares to which it applies are registered pursuant to the Securities Act of 1933.

     (b) Listing and Regulatory Requirements.

     Each Option shall be subject to the further requirements that, if at any time the Administrator shall determine in its discretion that the listing or qualification of the shares of stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

     (c) Section 16.

     With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

12. CHANGE IN CONTROL.

     In the event any Change in Control of the Corporation should occur, then the Administrator may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan;

     (a) Accelerate the exercise dates of any outstanding Option, or make the Option fully vested and exercisable;

     (b) Pay cash to any or all owners of Options in exchange for the required cancellation of their outstanding Options; or

     (c) Make any other adjustments or amendments to the Plan and outstanding Options and substitute new Options for outstanding Options.

     To the extent the Code would not permit the provisions of the foregoing paragraph to apply to any Incentive Stock Option granted under this Plan, then such Option, immediately upon the occurrence of the event described in the foregoing paragraph, shall be treated for all purposes of the Plan as a Nonqualified Stock Option and shall be immediately exercisable as provided in the foregoing paragraph. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Section 7(f) of this Plan.

13. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may amend or terminate the Plan at any time, but no amendment shall be made without the approval of the stockholders of the Corporation if stockholder approval under Section 422 of the Code or Rule 16b-3 would be required or if it would change the material terms or performance goals that were previously approved by the Company stockholders, within the meaning of Treasury Regulation Section 1.162-27(e)(4)(vi) or successor provision (unless the Board determines that such approval is not necessary to avoid loss of a deduction under Section 162(m) of the Code, such approval will not avoid such a loss of deduction or such approval is not advisable). No amendment of the Plan or any Option granted under the Plan shall impair any Optionee's rights, without his or her consent, under any Option theretofore granted under the Plan.

14. APPLICATION OF FUNDS.

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

15. APPROVAL OF SHAREHOLDERS.

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the annual meeting of stockholders of the Corporation following the adoption of the Plan, to be held on November 14, 1996. Prior to such approval, Options may be granted but shall not be exercisable, not even in the event of a Change in Control of the Corporation.

16. EXECUTION.

     To record the adoption of the Plan by the Board on September 12, 1996, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

                                          VERSAR, INC.

                                          By:
                                                 ------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------

                                          By:
                                                 ------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------
[Seal]

(1) Election of Directors      VOTE FOR all nominees  / /      WITHHOLD authority to vote      / /     *EXCEPTIONS  / /
                               listed below                    for all nominees listed below

  Nominees: Benjamin M. Rawls, Michael Markels, Jr., Robert L. Durfee, M. Lee Rice, John P. Horton, Charles I. Judkins, Jr., John E. Gray, Thomas J. Shields (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).

  *Exception
             ------------------------------------------------------------------

(2) To approve the issuance of an additional 600,000 shares of Common Stock for the Company's contribution to the Company's Employee Savings and Stock Ownership Plan.

    FOR  / /                AGAINST  / /               ABSTAIN  / /

(3) To approve the Versar, Inc. 1996 Stock Option Plan.

    FOR  / /                AGAINST  / /               ABSTAIN  / /

(4) To Amend the Company's Certificate of Incorporation to increase number of authorized shares of common stock to 30,000,000 from 10,000,000 and authorize the issuance of 10,000,000 shares of undesignated preferred stock.

    FOR  / /                AGAINST  / /               ABSTAIN  / /

(5) Ratification of the appointment of Arthur Andersen as independent accountants for fiscal year 1997.

    FOR  / /                AGAINST  / /               ABSTAIN  / /

(6) In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting.


                                                 Change of Address and  / /
                                                 or Comments Mark Here

                                            Please sign exactly as your name
                                            appears herein. If you are signing
                                            for the stockholder, please sign
                                            the stockholder's name, your name
                                            and state the capacity in which you
                                            are signing.

                                            Date: ______________________, 1996

                                            ----------------------------------

                                            ----------------------------------
                                                        (Signature)

                                            PLEASE INDICATE VOTES      / /
                                            (X) IN BLACK OR BLUE INK.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                 VERSAR, INC.

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 14, 1996

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby authorizes Michael Markels, Jr., Benjamin M. Rawls and Robert L. Durfee, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Common Stock of Versar, Inc. (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 6850 Versar Center, Springfield, Virginia, on Thursday, November 14, 1996 at 10:15 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated in each case, October 18, 1996. All other proxies heretofore given by the undersigned to vote shares of the Company's Common Stock are expressly revoked.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS REFERRED TO IN ITEMS 2, 3, 4 AND 5 ON THE REVERSE SIDE.

(Continued, and to be signed and dated on the reverse side)

                                        VERSAR, INC.
                                        P.O. BOX 11078
                                        NEW YORK, N.Y. 10203-0078